Exhibit 10.1

ACHILLES TX LIMITED

OMNIBUS PLAN

SECTION 1. PURPOSE

The purpose of this Omnibus Plan is to maximise the ability of Achilles TX Limited (the ‘Company’) to attract, motivate and retain Service Providers who make, or will make, valuable contributions to the Company, by providing these Service Providers with equity ownership opportunities through Share Plans.

This Omnibus Plan is a preface to the various Share Plans offered by the Company.

SECTION 2. ADMINISTRATION

The Omnibus Plan is controlled by the Remuneration Committee. The Remuneration Committee has the authority, under its Terms of Reference, to review the design of all Share Plans for approval by the Board and shareholders, to determine each year whether awards will be made and, if so, the overall amount of such awards, the individual awards to each eligible member of any Group Company and the performance targets to be used.

The Remuneration Committee has authority to take all actions and make all determinations pertaining to the Share Plans, to interpret the Share Plans and related agreements and to amend, adopt and repeal Share Plans as it deems advisable.

The Remuneration Committee may address defects and ambiguities and reconcile inconsistencies as it deems necessary to be able to administer the Share Plans and Awards. The Remuneration Committee’s determinations under the Share Plans are at its sole discretion and will be final and binding on persons having an interest in those Share Plans or associated Awards.

SECTION 3. ELIGIBILITY

As determined by the Remuneration Committee, Service Providers are eligible to be granted Awards under the Share Plans set out in the following appendices:

•	Appendix A – Share Awards Plan

•	Appendix B – Share Option and Grant Plan, comprised of;

Appendix B1 – Share Option and Grant Plan Rules

Appendix B2 – Incentive Share Option Award Agreement

Appendix B3 – Non-qualified Share Option Award Agreement

Appendix B4 – Early Exercise Non-qualified Share Option Award Agreement

It is envisaged that the Share Plans will be used as follows:

•

UK-based employees will receive Awards under the Share Awards Plan in Appendix A or under the Share Option and Grant Plan in Appendix B1 pursuant to the Non-Qualified Share Option Award Agreement in Appendix B3 or the Early Exercise Non-Qualified Share Option Award Agreement in Appendix B4,

•

US-based employees will receive Awards under the Share Option and Grant Plan in Appendix B1 pursuant to the Incentive Share Option Award Agreement in Appendix B2 (provided the Incentive Share Option criteria are met), the Non-Qualified Share Option Award Agreement in Appendix B3 or the Early Exercise Non-Qualified Share Option Award Agreement in Appendix B4, and

•

both UK and US non-employee Service Providers will receive Awards under the Share Option and Grant Plan in Appendix B1 pursuant to the Non-Qualified Share Option Award Agreement in Appendix B3 (Non-qualifying) or the Early Exercise Non-Qualified Share Option Award Agreement in Appendix B4.

The Remuneration Committee may also exercise its discretion to grant any other type or types of Awards permitted under the Share Option and Grant Plan. The Remuneration Committee will exercise its judgment and discretion in determining which Share Plan is appropriate and its decision is final and binding.

To the extent that any conflict arises between this Omnibus Plan and any Share Plan, the relevant Share Plan shall prevail.

SECTION 4. SHARES AVAILABLE

Under the amended and restated Shareholders’ Agreement dated 18 November 2020, an Incentivisation Pool of Ordinary Shares (as defined in the Company’s articles of association) of up to 15% of the current fully diluted share capital has been established which shall be increased following the second tranche of investment to ensure the Incentivisation Pool of Ordinary Shares continues to consist of up to 15% of the fully diluted share capital following such further investment. Within this limit, the amount and terms of individual Awards shall be determined by the Remuneration Committee.

It is further noted that the number of Ordinary Shares over which options can be issued under the Share Option and Grant Plan in Appendix B1 is subject to the fixed limit set out therein. If this limit is ever increased, it will require shareholder approval.

SECTION 5. TAX WITHHOLDING

Each Service Provider shall make arrangements satisfactory to the Remuneration Committee regarding indemnity for and payment of, any taxes of any kind required by law to be withheld by the Company or the Employer with respect to Awards. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.

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SECTION 6. AMENDMENTS AND TERMINATION

The Remuneration Committee may, at any time, amend or discontinue the Omnibus Plan or any Share Plan and the Remuneration Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award.

SECTION 7. DEFINITIONS

Awards	Awards made to Service Providers under Share Plans including incentive share options, non-qualified share options, unapproved share options, share awards, restricted share awards, unrestricted share awards, restricted share units or any combination of the above or any other equity ownership security or similar offered by the Company from time to time

Company	Achilles TX Limited, a company registered in England and Wales under company number 13027460, its group entities and any successors

Remuneration Committee	The Remuneration Committee of Achilles TX Limited

Service Providers	Officers, employees, directors, consultants and other key persons of the Company

Share Plans	The Share Plans under which Awards are made to Service Providers

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ATX OMNIBUS PLAN APPENDIX A

ACHILLES TX LIMITED

SHARE AWARDS PLAN

SECTION 1. DEFINITIONS

Awards	Awards made to Service Providers under this Share Awards Plan

Company	Achilles TX Limited, a company registered in England and Wales under company number 13027460, its group entities and any successors

Service Providers	Officers, employees, directors, consultants and other key persons of Achilles TX Limited

Shares	Ordinary shares of the Company

Subscription Letter	The Subscription Letter under which Shares are awarded to an particular Service Provider

Tax Liability	Any liability of the Company to withhold or account to HMRC for any amount of, or representing, income tax or employee’s primary class 1 National Insurance contributions, or any equivalent tax in any other jurisdiction, which may arise upon the acquisition or any disposal or part-disposal of any of the Shares

SECTION 2. SHARE AWARDS

2.1	Shares in the Company shall be awarded to Service Providers by them entering into a Subscription Letter incorporating a power of attorney.

2.2	The Shares will be subject to the Articles of Association and Shareholders’ Agreement of the Company.

2.3	Awards of Shares to a Service Provider under their Subscription Letter will be conditional upon:

2.3.1	The Service Provider paying the subscription price for their Shares

2.3.2	the Service Provider entering into a joint election pursuant to Section 431(1) Income Tax (Earnings and Pensions) Act 2003

2.3.3	the Service Provider executing such other documents as the Board may reasonably request

2.3.4

the Service Provider either paying to the Company or entering into arrangements to the satisfaction of the Company for the payment of, such amount as the Company may request in order to satisfy the Company’s Tax Liability which may arise in connection with the Award of the Shares

2.4

The Shares shall begin to vest at the date specified in the subscription letter. Unless otherwise specified in the Letter, one quarter of the Shares shall vest after the first anniversary of the date specified in the letter, and thereafter at a rate of one forty-eighth of the Shares at the end of each calendar month, such that all of the Shares will be fully vested after forty-eight months.

2.5	In the event of the Service Provider leaving or ceasing to provide services, the number of shares that can be retained by the Service Provider will be specified in the subscription letter.

SECTION 3. TAX INDEMNITY

3.1	The Service Provider will indemnify the Company against any Tax Liability.

3.2	If a Tax Liability arises in respect of the Shares:

3.2.1	the Company may deduct and withhold from any payment to the Service Provider an amount sufficient to satisfy the Tax Liability;

3.2.2	if so requested, the Service Provider shall pay to the Company such amount as is necessary to satisfy the Tax Liability; and

3.2.3	the Service Provider shall, if required, sell such number of Shares as will enable the Service Provider to deduct and pay over to the Company a sum sufficient to satisfy the Tax Liability.

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ACHILLES TX LIMITED

2020 SHARE OPTION AND GRANT PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Achilles TX Limited 2020 Share Option and Grant Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons of Achilles TX Limited, a company registered in England and Wales (including any successor entity, the “Company”) and its Subsidiaries (jointly, the “Group”), upon whose judgment, initiative and efforts the Group largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Articles of Association” means the articles of association of the Company (as amended and/or amended and restated from time to time).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Share Options, Non-Qualified Share Options, Restricted Share Awards, Unrestricted Shares Awards, Restricted Share Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern, unless otherwise determined by the Committee.

“Board” means the Board of Directors of the Company and (where applicable) any committee of the Board of Directors of the Company constituted for the purpose of taking any action or decision.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions (including after termination of service).

“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any natural person that provides bona fide services to the Group, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means “disability” as defined in Section 422(c) of the Code.

“Effective Date” means the date on which the Plan is adopted as set forth on the final page of the Plan.

“Employer” means any company within the Group that is in a Service Relationship with the recipient of an Award.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Ordinary Share on any given date means the fair market value of the Ordinary Share determined in good faith by the Committee based on the reasonable application of a reasonable valuation method, and where applicable, in accordance with Section 409A of the Code or other applicable laws or rules. If the Ordinary Shares are admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Ordinary Shares are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 50 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Ordinary Shares, the Person holding such Award or Ordinary Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Share Option” means any Share Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” shall have the same meaning as is given to the term “IPO” in the Articles of Association.

“Non-Qualified Share Option” means any Share Option that is not an Incentive Share Option.

“Omnibus Plan” means the Achilles TX Limited Omnibus Plan.

“Option” or “Share Option” means any option to purchase any class of Ordinary Shares granted pursuant to Section 5.

“Ordinary Shares” or “Shares” means the B ordinary shares of £0.00001 each in the capital of the Company, the D ordinary shares of £0.00001 each in the capital of the Company, the E ordinary shares of £0.00001 each in the capital of the Company, the F ordinary shares of £0.00001 each in the capital of the Company, the G ordinary shares of £0.00001 each in the capital of the Company, the H ordinary shares of £0.00001 each in the capital of the Company, the I ordinary shares of £0.00001 each in the capital of the Company, the J ordinary shares of £0.00001 each in the capital of the Company, the L ordinary shares of £0.00001 each in the capital of the Company and the M ordinary shares of £0.00001 each in the capital of the Company;

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Ordinary Shares hereunder (as set forth in Section 9(a)(ii)(A)): a Privileged Relation and a Trustee (each as defined in the Articles of Association); provided, however, that any such trust does not require or permit distribution of any Ordinary Shares during the term of the Award Agreement unless subject to its terms, provided, however, that any such transfer shall always be subject to the terms of any shareholders agreement regarding the Company. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Share Award” means Awards granted pursuant to Section 6 and “Restricted Shares” means Shares issued pursuant to such Awards.

“Restricted Share Unit” means an Award of phantom share units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.

“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) an Asset Sale (as defined in the Articles of Association), and (iii) a Share Sale (as defined in the Articles of Association) or (iv) any other acquisition of the business of the Company as determined by the Board; provided, however, that any Initial Public Offering, any subsequent public offering or another capital raising event, or a merger or other transaction effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all class of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Group for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Share Award” means any Award granted pursuant to Section 7 and “Unrestricted Shares” means Shares issued pursuant to such Awards.

SECTION 2.	ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Share Options, Non-Qualified Share Options, Restricted Share Awards, Unrestricted Share Awards, Restricted Share Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number and class of Ordinary Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Shares Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3.	ORDINARY SHARES UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Ordinary Shares under the Plan. Subject to the overall limitation set forth in Section 4 of the Omnibus Plan, the maximum number of Shares reserved and available for issuance under the Plan shall be 19,167,938, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Ordinary Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) and Ordinary Shares that are withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall be added back to the Ordinary Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 19,167,938 Shares may be issued pursuant to Incentive Share Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

(b) Changes in Ordinary Shares. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s share capital, the number of outstanding Ordinary Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Ordinary Shares or new or different shares or other securities of the Company, or other non-cash assets are distributed with respect to such Ordinary Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Ordinary Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), then the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Ordinary Shares reserved for issuance under the Plan, (ii) the number and kind of Ordinary Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Ordinary Share subject to each outstanding Award, and (iv) the exercise price for each Ordinary Share subject to any then outstanding Share Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Share Options) as to which such Share Options remain exercisable. The Committee shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporation Code and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Ordinary Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events. Upon a Sale Event pursuant to this Section 3(c), the Company shall not be required to treat all Options or other Awards under the Plan, or classes of Options or other Awards, in the same manner and can provide for different treatment for different holders or classes of Options or other Awards in the Company’s sole discretion.

(i) Options.1

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options issued hereunder shall terminate upon the effective time of any such Sale Event unless assumed or continued by the successor entity, or new share options or other awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options issued hereunder pursuant to Section 3(c), except as otherwise provided for by the Committee, each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C)    Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to all or some Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per Ordinary Share pursuant to the Sale Event (the “Sale Price”) times the number of Ordinary Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options. For the avoidance of doubt, if the per share exercise price with respect to any Option equals or exceeds the Sale Price, such Option may be cancelled without consent of any Holder and without any consideration therefor.

(ii) Restricted Shares and Restricted Share Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Shares and unvested Restricted Share Unit Awards (other than those becoming vested as a result of the Sale Event) issued hereunder shall be forfeited immediately prior to the effective time of any such Sale Event unless assumed or continued by the successor entity, or awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the forfeiture of Restricted Shares pursuant to Section 3(c)(ii)(A), such Restricted Shares shall be repurchased from the Holder thereof at a price per share equal to the original per share purchase price paid by the Holder (subject to adjustment as provided in Section 3(b)) for such Shares.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Shares or Restricted Share Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Group who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. SHARE OPTIONS

Upon the grant of a Share Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Share Options granted under the Plan may be either Incentive Share Options or Non-Qualified Share Options. Incentive Share Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Share Option, it shall be deemed a Non-Qualified Share Option.

(a) Terms of Share Options. The Committee in its discretion may grant Share Options to those individuals who meet the eligibility requirements of Section 4. Share Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. The vesting of any Shares Options, and the vesting of any Shares underlying the Share Options, shall be governed by this Plan and the applicable Award Agreement, and any such vesting provisions shall supersede the vesting provisions set forth in the Articles of Association.2

(i) Exercise Price. The exercise price per share for the Ordinary Shares covered by a Share Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Share Option that is granted to a Ten Percent Owner, the exercise price per share for the Ordinary Shares covered by such Incentive Share Option shall not be less than 110 percent of the Fair Market Value on the Grant Date. Notwithstanding the foregoing, Share Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) to individuals who are not subject to U.S. income tax or (ii) the Share Option is otherwise compliant with or exempt from Section 409A.

(ii) Option Term. The term of each Share Option shall be fixed by the Committee, but no Share Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Share Option that is granted to a Ten Percent Owner, the term of such Share Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Shareholder. Share Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Share Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Share Option, such Shares shall be deemed to be Restricted Shares for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Share Option. An optionee shall have the rights of a shareholder only as to Ordinary Shares acquired upon the exercise of a Share Option and not as to unexercised Share Options. An optionee shall not be deemed to have acquired any Ordinary Shares unless and until a Share Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a shareholder.

(iv) Method of Exercise. Share Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Ordinary Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Share Option; provided, that at least so much of the exercise price as represents the nominal value of the Shares shall be paid in cash if required by state law;

(C) If permitted by the Committee and the Initial Public Offering has occurred (or the Shares otherwise becomes publicly-traded), through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under ASC 718 or other applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and the Initial Public Offering has occurred (or the Shares otherwise becomes publicly-traded), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Share Options that are not Incentive Share Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No Shares so purchased will be issued to the optionee and no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Ordinary Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Ordinary Shares for the optionee’s own account and not with a view to any sale or distribution of the Ordinary Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Ordinary Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the Ordinary Shares (or the transfer to the optionee on the records of the Company with respect to uncertificated Ordinary Shares) to be purchased pursuant to the exercise of a Share Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Share Option) by the Company of the full purchase price for such Ordinary Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any shareholders agreements or other agreements with the Company and/or certain other of the Company’s shareholders. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Share Option shall be net of the number of Shares attested to.

(b) Annual Limit on Incentive Share Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Ordinary Shares with respect to which Incentive Share Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed USD $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Share Option exceeds this limit, it shall constitute a Non-Qualified Share Option.

(c) Termination. Any portion of a Share Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Share Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Share Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, except as otherwise provided in an Award Agreement, if the optionee’s Service Relationship is terminated for Cause, the Share Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6.	RESTRICTED SHARE AWARDS

(a) Nature of Restricted Share Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Share Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Share Award at the time of grant. Conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Share Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Shareholder. Upon the grant of the Restricted Share Award and payment of any applicable purchase price, a grantee of Restricted Shares shall be considered the record owner of and shall be entitled to vote the Restricted Shares if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a share power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Shares. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Shares shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement. Vesting of any such Restricted Shares shall specifically be governed by this Plan and the applicable Award Agreement, and shall supersede the vesting provisions set forth in the Articles of Association.

SECTION 7.	UNRESTRICTED SHARE AWARD

(a) The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an

Unrestricted Share Award under the Plan. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee. Such Shares shall not be subject to any vesting provisions set forth in the Articles of Association.

SECTION 8.	RESTRICTED SHARE UNITS

(a) Nature of Restricted Share Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Share Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Share Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. Upon the grant of Restricted Share Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Share Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Share Unit(s) shall be settled in the form of cash or Shares, as specified in the Award Agreement. Restricted Share Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Shareholder. A grantee shall have the rights of a shareholder only as to Shares, if any, acquired upon settlement of Restricted Share Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Share Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated shares), and the grantee’s name has been entered in the books of the Company as a shareholder. Any Shares acquired upon settlement of Restricted Share Units shall be vested and shall not be subject to the vesting provisions of the Articles of Association.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 9.	TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Share Options. Share Options and, prior to exercise, the Ordinary Shares issuable upon exercise of such Share Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Share Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity.

3Share Options, and the Ordinary Shares issuable upon exercise of such Share Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. The transfer of any Ordinary Shares (other than any unvested Ordinary Shares, which by their terms are not transferable) shall be subject to the provisions of the Articles of Association.

(b) Intentionally Omitted.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Share Option (i) any Ordinary Shares which are still subject to a risk of forfeiture (i.e., unvested) as of the Termination Event and (ii) in the case of a Termination Event that is a termination for Cause, any Ordinary Shares acquired upon exercise of a Share Option, whether or not vested. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Share Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Shares. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Share Award (i) any Ordinary Shares that are still subject to a risk of forfeiture (i.e., unvested) as of the Termination Event and (ii) in the case of a Termination Event that is a termination for Cause, any Ordinary Shares received pursuant to a Restricted Share Award, whether or not vested. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates (to the extent certificated) representing the Shares being purchased. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Escrow Arrangement4.

(i) Escrow. In order to carry out the provisions of this Section 9 of this Plan more effectively, the Company shall hold any Ordinary Shares issued pursuant to Awards granted under the Plan in escrow. The Company shall not dispose of the Ordinary Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the transfer of the Ordinary Shares being purchased and to transfer such Ordinary Shares in accordance with the terms hereof. At such time as any Ordinary Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder the Ordinary Shares.

(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Ordinary Shares pursuant to the provisions of Sections 9(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser such Ordinary Shares, the Company or such designated purchaser may deposit the applicable purchase price for such Ordinary Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Ordinary Shares to be sold pursuant to the provisions of Sections 9, such Ordinary Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its shareholder register.

(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Ordinary Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Ordinary Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Ordinary Shares, the number of outstanding Ordinary Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Ordinary Shares.

(g) Termination. The terms and provisions of Section 9(b) and Section 9(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which Ordinary Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 10. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Ordinary Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company or the Employer, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company or the Employer with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s or the Employer’s obligation to deliver any Ordinary Shares (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Shares. The Company’s or Employer’s required tax withholding obligation may be satisfied, in whole or in part, by the Company and/or the Employer (i) withholding from Ordinary Shares to be delivered pursuant to an Award a number of Ordinary Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due or (ii) following an IPO, causing its transfer agent to sell a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due and remitting the proceeds from such sale to the Company.

(c) UK national insurance contributions. At the request of the Company or Subsidiary by which the relevant grantee is employed at any time before the vesting or exercise of an Award which is an Option, the grantee must either agree to meet or elect, to the extent lawfully permitted (and in the case of an election, using a form approved by HM Revenue & Customs) that the whole of the liability for any secondary class 1 (employers’) national insurance contributions arising as a result of the grant, release, exercise, assignment or surrender for consideration of the Share Option, shall be borne by or transferred to the grantee.5

SECTION 11. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. To the extent that any provision of the Plan or an Award Agreement is ambiguous as to its compliance with Section 409A, such provision shall be interpreted in such a manner so that all payments thereunder comply with Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.

SECTION 12. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Share Options or effect repricing through cancellation of outstanding Share Options and by granting such holders new Awards in replacement of the cancelled Share Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Share Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Share Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (f)(4) of Rule 12h-1 of the Exchange Act.

SECTION 13. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 14. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Ordinary Shares without a view to distribution thereof. No Ordinary Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends for Shares and Awards as it deems appropriate

(b) Delivery of Shares. Shares shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. The shareholders register of the Company shall, with respect to any Ordinary Shares held by a Holder, contain the following notation:

The transferability of the Ordinary Shares are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in Achilles TX Limited 2020 Share Option and Grant Plan and any agreements entered into thereunder by and between the company and the holder of the Ordinary Shares.

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the optionholder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 15. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by shareholders in accordance with applicable law and the Company’s articles of association and bylaws within 12 months thereafter. If the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by shareholders and to the requirement that no Shares may be issued hereunder prior to such approval, Share Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Share Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s shareholders, whichever is earlier.

SECTION 16. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the law of England and Wales, without regard to conflict of law principles that would result in the application of any law other than the law of England and Wales.

DATE ADOPTED BY THE BOARD OF DIRECTORS:                                    , 2020

DATE APPROVED BY THE SHAREHOLDERS:                                 , 2020

ATX OMNIBUS PLAN APPENDIX B2

INCENTIVE SHARE OPTION GRANT NOTICE

UNDER THE ACHILLES TX LIMITED

2020 SHARE OPTION AND GRANT PLAN

Pursuant to the Achilles TX Limited 2020 Share Option and Grant Plan (the “Plan”), Achilles TX Limited, a company registered in England and Wales (together with any successor, the “Company”), has granted to the individual named below, an option (the “Share Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of [Class [_] Ordinary Shares] £0.00001 each (“Ordinary Shares”), of the capital of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Share Option Grant Notice (the “Grant Notice”), the attached Incentive Share Option Agreement (the “Agreement”) and the Plan. This Share Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the United States Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Share Option does not so qualify, it shall be deemed a non-qualified Share Option.

Name of Optionee:                                                                              (the “Optionee”)1

No. of Shares:                                                                      Class [    ] Ordinary Shares

Grant Date:                                                                                           2

Vesting Commencement Date:                                                           (the “Vesting Commencement Date”)

Expiration Date:                                                                                  (the “Expiration Date”)3

Option Exercise Price/Share:                $                                          (the “Option Exercise Price”)4

Vesting Schedule:	[25] percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Group at such time. Thereafter, the remaining [75] percent of the Shares shall vest and become exercisable in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the

[1]	Optionees who receive incentive share options must be employees (full or part time) of the issuer or any corporate subsidiary.
[2]	The Grant Date should be coincident with the action of the Board or committee granting the Award, either by consent vote or meeting.
[3]

The maximum term for an incentive share option is 10 years (five years for 10 percent owner), with earlier termination upon termination of employment or sale of the company. An earlier termination date is permissible.

[4]

The exercise price may be no less than the fair market value of the Ordinary Shares on the date of grant. ISO rules require the exercise price to be no less than 110% of fair market value if the optionee is a 10% owner.

1

Optionee continues to have a Service Relationship with the Group on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Share Option and the Shares shall be treated as provided in Section 3(c) of the Plan[ provided; however INSERT ANY ACCELERATED VESTING PROVISION HERE].

Attachments: Incentive Share Option Agreement, 2020 Share Option and Grant Plan

2

INCENTIVE SHARE OPTION AGREEMENT

UNDER THE ACHILLES TX LIMITED

2020 SHARE OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) No portion of this Share Option may be exercised until such portion shall have vested and become exercisable.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Share Option shall be vested and exercisable on the respective dates indicated below:

(i) This Share Option shall initially be unvested and unexercisable.

(ii) This Share Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Share Option may be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Share Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the later of (i) the date of death or Disability or (ii) a Liquidity Event, but in no event later than the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Share Option may be exercised, to the extent exercisable on the date of termination, for a period of three months from the later of (i) the date of termination or (ii) a Liquidity Event, but in no event later than the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Share Option shall terminate immediately upon the date of such termination.

For purposes hereof, (i) a “Liquidity Event” shall be the first to occur of a Sale Event or Initial Public Offering and (ii) the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Share Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

3

(d) It is understood and intended that this Share Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive Share Option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive Share Option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Share Option and further that this Share Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive Share Option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Share Option and any other incentive Share Options of the Optionee having an aggregate Fair Market Value in excess of USD $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive Share Options.

2. Exercise of Share Option.

(a) The Optionee may exercise this Share Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Share Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Share Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) The Optionee, in relation to the exercise of the Share Option, hereby undertakes that he/she shall enter into such elections as the Company may require pursuant to the provisions of:

(i) section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) in the form prescribed by HM Revenue and Customs to elect to pay income tax (if any) computed by reference to the unrestricted market value of the Employee Shares acquired (the “Election”) no later than fourteen (14) days after the subscription of the Employee Shares or such longer period as HM Revenue and Customs (the “HMRC”) direct; and

(ii) the Social Security Contributions and Benefits Act 1992 and enter into any such associated arrangements as required by the Company (including, in the case of an election pursuant to paragraph 2(b)(i), such arrangements as would satisfy HMRC in relation to the question of whether the obligation to pay the transferred liability is appropriately secured).

4

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Share Option. This Share Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Share Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Share Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Share Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Share Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and any restrictions in any shareholders agreement.

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, share dividend, share split, reverse share split or other similar change in the capital of the Company, the outstanding Ordinary Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Share Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the law of England and Wales, without regard to conflict of law principles that would result in the application of any law other than the law of England and Wales

5

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

[SIGNATURE PAGE FOLLOWS]

6

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ACHILLES TX LIMITED

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Share Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

7

[SPOUSE’S CONSENT5

I acknowledge that I have read the

foregoing Incentive Share Option Agreement

and understand the contents thereof.

                                                                          ]

[5]

A spouse’s consent is recommended only if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

8

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

9

Appendix A

SHARE OPTION EXERCISE NOTICE

Achilles TX Limited

Attention: [                                        ]

Pursuant to the terms of the grant notice and Share Option agreement between the undersigned and Achilles TX Limited (the “Company”) dated __________ (the “Agreement”) under the Achilles TX Limited 2020 Share Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Certified or bank check payable to Achilles TX Limited

[ ] 3. Other (as referenced in the Agreement and described in the Plan (please describe))

                                                                                                                                       .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

10

(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan.

(vii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(viii) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(e) of the Plan.

Sincerely yours,

Name:

Address:

Date:

11

ATX OMNIBUS PLAN APPENDIX B3

NON-QUALIFIED SHARE OPTION GRANT NOTICE

UNDER THE ACHILLES TX LIMITED

2020 SHARE OPTION AND GRANT PLAN

Pursuant to the Achilles TX Limited 2020 Share Option and Grant Plan (the “Plan”), Achilles TX Limited, a company registered in England and Wales (together with any successor, the “Company”), has granted to the individual named below, an option (the “Share Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of [Class [_] Ordinary Shares] £0.00001 each (“Ordinary Shares”), of the capital of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Share Option Grant Notice (the “Grant Notice”), the attached Non-Qualified Share Option Agreement (the “Agreement”) and the Plan. This Share Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the United States Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	(the “Optionee”)

No. of Shares:	Class [__] Ordinary Shares

Grant Date:	__ [1]

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)[2]

Vesting Schedule:	[25] percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Group at such time. Thereafter, the remaining [75] percent of the Shares shall vest and become exercisable in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Group on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Share Option and the Shares shall be treated as provided in

[1]	The Grant Date should be coincident with the action of the Board or committee granting the Award, either by consent vote or meeting.
[2]	The exercise price may be no less than the fair market value of the Ordinary Shares on the date of grant.

1

Section 3(c) of the Plan[ provided; however INSERT ANY ACCELERATED VESTING PROVISION HERE].

Attachments: Non-Qualified Share Option Agreement, 2020 Share Option and Grant Plan

2

NON-QUALIFIED SHARE OPTION AGREEMENT

UNDER THE ACHILLES TX LIMITED 2020 SHARE OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) No portion of this Share Option may be exercised until such portion shall have vested and become exercisable.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Share Option shall be vested and exercisable on the respective dates indicated below:

(i) This Share Option shall initially be unvested and unexercisable.

(ii) This Share Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Share Option may be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Share Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the later of (i) the date of death or Disability or (ii) a Liquidity Event, but in no event later than the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Share Option may be exercised, to the extent exercisable on the date of termination, for a period of three months from the later of (i) the date of termination or (ii) a Liquidity Event, but in no event later than the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Share Option shall terminate immediately upon the date of such termination.

For purposes hereof, (i) a “Liquidity Event” shall be the first to occur of a Sale Event or Initial Public Offering and (ii) the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Share Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

3

2. Exercise of Share Option.

(a) The Optionee may exercise this Share Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Share Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Share Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) The Optionee, in relation to the exercise of the Share Option, hereby undertakes that he/she shall enter into such elections as the Company may require pursuant to the provisions of:

(i) section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) in the form prescribed by HM Revenue and Customs to elect to pay income tax (if any) computed by reference to the unrestricted market value of the Employee Shares acquired (the “Election”) no later than fourteen (14) days after the subscription of the Employee Shares or such longer period as HM Revenue and Customs (the “HMRC”) direct; and

(ii) the Social Security Contributions and Benefits Act 1992 and enter into any such associated arrangements as required by the Company (including, in the case of an election pursuant to paragraph 2(b)(i), such arrangements as would satisfy HMRC in relation to the question of whether the obligation to pay the transferred liability is appropriately secured).

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Share Option. This Share Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Share Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Share Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Share Option to the extent provided herein in the event of the Optionee’s death.

4

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Share Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and any restrictions in any shareholders agreement.

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s share capital, the outstanding Ordinary Shares are increased or decreased or are exchanged for a different number or kind of shares of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Share Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the law of England and Wales, without regard to conflict of law principles that would result in the application of any law other than the law of England and Wales

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

5

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

[SIGNATURE PAGE FOLLOWS]

6

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ACHILLES TX LIMITED

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Share Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

7

[SPOUSE’S CONSENT3

I acknowledge that I have read the

foregoing Non-Qualified Share Option Agreement

and understand the contents thereof.

                                                                          ]

[3]

A spouse’s consent is recommended only if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

8

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

9

Appendix A

SHARE OPTION EXERCISE NOTICE

Achilles TX Limited

Attention: [                                        ]

Pursuant to the terms of the grant notice and Share Option agreement between the undersigned and Achilles TX Limited (the “Company”) dated __________ (the “Agreement”) under the Achilles TX Limited 2020 Share Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Certified or bank check payable to Achilles TX Limited

[ ] 3. Other (as referenced in the Agreement and described in the Plan (please describe))

                                                                                                                                       .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

10

(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan.

(vii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(viii) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(e) of the Plan.

Sincerely yours,

Name:

Address:

Date:

11

ATX OMNIBUS PLAN APPENDIX B4

EARLY EXERCISE

NON-QUALIFIED SHARE OPTION GRANT NOTICE

UNDER THE ACHILLES TX LIMITED

2020 SHARE OPTION AND GRANT PLAN

Pursuant to the Achilles TX Limited 2020 Share Option and Grant Plan (the “Plan”), Achilles TX Limited, a company registered in England and Wales (together with any successor, the “Company”), has granted to the individual named below, an option (the “Share Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of [Class [_] Ordinary Shares] £0.00001 each (“Ordinary Shares”), of the capital of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Share Option Grant Notice (the “Grant Notice”), the attached Early Exercise Non-Qualified Share Option Agreement (the “Agreement”) and the Plan. This Share Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the United States Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	(the “Optionee”)

No. of Shares:	Class [__] Ordinary Shares

Grant Date:	____________________ [1]

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)[2]

Vesting Schedule:	[25] percent of the Shares shall vest on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Group at such time. Thereafter, the remaining [75] percent of the Shares shall vest in [36] equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Group on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Share Option and the Shares shall be treated as provided in

[1]	The Grant Date should be coincident with the action of the Board or committee granting the Award, either by consent vote or meeting.
[2]	The exercise price may be no less than the fair market value of an Ordinary Share on the date of grant.

1

Section 3(c) of the Plan[ provided; however INSERT ANY ACCELERATED VESTING PROVISION HERE].

Attachments: Early Exercise Non-Qualified Share Option Agreement, Restricted Share Agreement, 2020 Share Option and Grant Plan

2

EARLY EXERCISE

NON-QUALIFIED SHARE OPTION AGREEMENT

UNDER THE ACHILLES TX LIMITED

2020 SHARE OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) This Share Option shall be immediately exercisable, regardless of whether the Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Shares shall be vested on the respective dates indicated below:

(i) All Shares shall initially be unvested.

(ii) The Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Share Option may be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Share Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the later of (i) the date of death or Disability or (ii) a Liquidity Event, but in no event later than the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Share Option may continue to be exercised, to the extent the Shares are vested on the date of termination, for a period of three months from the later of (i) the date of termination or (ii) a Liquidity Event, but in no event later than the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Share Option shall terminate immediately upon the date of such termination.

For purposes hereof, (i) a “Liquidity Event” shall be the first to occur of a Sale Event or Initial Public Offering and (ii) the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Share Option with respect to Shares that are not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

3

2. Exercise of Share Option.

(a) The Optionee may exercise this Share Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Share Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares. Such notice shall specify the number of Shares to be purchased. To the extent this Share Option is only partially exercised, such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Share Option with respect to Shares that have not vested, the Optionee shall also deliver a Restricted Share Agreement covering such unvested Shares in the form of Appendix B hereto (the “Restricted Shares Agreement”) with the same vesting schedule (and same Vesting Commencement Date) for such Shares as set forth for such Shares herein.

(c) The Optionee, in relation to the exercise of the Share Option, hereby undertakes that he/she shall enter into such elections as the Company may require pursuant to the provisions of:

(i) section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) in the form prescribed by HM Revenue and Customs to elect to pay income tax (if any) computed by reference to the unrestricted market value of the Employee Shares acquired (the “Election”) no later than fourteen (14) days after the subscription of the Employee Shares or such longer period as HM Revenue and Customs (the “HMRC”) direct; and

(ii) the Social Security Contributions and Benefits Act 1992 and enter into any such associated arrangements as required by the Company (including, in the case of an election pursuant to paragraph 2(b)(i), such arrangements as would satisfy HMRC in relation to the question of whether the obligation to pay the transferred liability is appropriately secured).

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Share Option. This Share Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of

4

descent and distribution. The Share Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Share Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Share Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Share Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Share Agreement.

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s share capital, the outstanding Ordinary Shares are increased or decreased or are exchanged for a different number or kind of shares of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Share Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the law of England and Wales, without regard to conflict of law principles that would result in the application of any law other than the law of England and Wales.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

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(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ACHILLES TX LIMITED

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Share Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

7

[SPOUSE’S CONSENT3

I acknowledge that I have read the

foregoing Non-Qualified Share Option Agreement

and understand the contents thereof.

                                                                          ]

[3]

A spouse’s consent is recommended only if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

8

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

9

Appendix A

SHARE OPTION EXERCISE NOTICE

Achilles TX Limited

Attention: [                                        ]

Pursuant to the terms of the grant notice and Share Option agreement between the undersigned and Achilles TX Limited (the “Company”) dated __________ (the “Agreement”) under the Achilles TX Limited 2020 Share Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Certified or bank check payable to Achilles TX Limited

[ ] 3. Other (as referenced in the Agreement and described in the Plan (please describe))

                                                                                                                                       .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

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(vi) To the extent required, I have executed and delivered to the Company the Restricted Share Agreement attached as Appendix B to the Agreement.

(vii) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan.

(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(e) of the Plan.

Sincerely yours,

Name:

Address:

Date:

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Appendix B

RESTRICTED SHARE AGREEMENT FOR EARLY EXERCISE OPTION

UNDER THE ACHILLES TX LIMITED

2020 SHARE OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Early Exercise Non-Qualified Share Option Grant Notice (the “Grant Notice”) and Early Exercise Non-Qualified Share Option Agreement (the “Option Agreement”) between Achilles TX Limited (the “Company”) and _______________ (the “Grantee”) for __________________ Ordinary Shares with a Grant Date of ___________, ______ under the Achilles TX Limited 2020 Share Option and Grant Plan (the “Plan”).

1. Purchase and Sale of Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, on ________________, 20[__],4 the number of Shares set forth in the Share Option Exercise Notice (_______ Shares) dated __________ , pursuant to the Grant Notice and Option Agreement, for the aggregate Option Exercise Price for the Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Shares, and such Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in the Grant Notice.

2. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase Shares as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Share Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

[4]	To be filled in with date of purchase/option exercise.

(b) Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to the Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company). A sample Section 83(b) election is attached to this Agreement as Exhibit A.

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the law of England and Wales, without regard to conflict of law principles that would result in the application of any law other than the law of England and Wales.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Restricted Share Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date written in Section 1(a) above.

ACHILLES TX LIMITED

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares purchased hereby are subject to the terms of the Plan, the Grant Notice, and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name:

Address:

[SPOUSE’S CONSENT5

I acknowledge that I have read the

foregoing Restricted Share Agreement

and understand the contents thereof.

                                                                          ]

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A spouse’s consent is required only if the Grantee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin.

EXHIBIT A

Section 83(b) Election

The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Name:

Address:

Social Security No.:

Taxable Year: Calendar Year 20__

2.	The property which is the subject of this election is [number of unvested shares] Class [__] Ordinary Shares of the capital of Achilles TX Limited.

3.	The property was transferred to the undersigned on [date of purchase/transfer].

4.	The property is subject to the following restrictions:

The Shares will be subject to restrictions on transfer and risk of forfeiture upon termination of service relationship and in certain other events.

5.

The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $[current FMV] per share x [number of unvested shares] shares = $_______________.

6.	For the property transferred, the undersigned paid $[exercise price] per share x [number of unvested shares] shares = $_________________.

7.	The amount to include in gross income is $[amount reported in Item 5 minus the amount reported in Item 6].

The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property, at the IRS address listed for the taxpayer’s state under “Are you not including a check or money order . . .” given in Where Do You File in the Instructions for Form 1040 and the Instructions for Form 1040A (which information can also be found at: https://www.irs.gov/uac/where-to-file-addresses-for-taxpayers-and-tax-professionals). A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated: ,20
Taxpayer